POWER OF ATTORNEY

     Each person whose signature appears below hereby constitutes and appoints the Secretary, Assistant Secretary(ies) of BBH MONEY MARKET PORTFOLIO and each of them, their true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for them and in their names, place and stead, in any and all capacities, to sign any and all documents to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, the Securities Exchange Act of 1934 and the Investment Company Act of 1940, by means of the Securities and Exchange Commission's electronic disclosure system known as EDGAR; and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to sign and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as each of them might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.


SIGNATURES                          TITLE                                 DATE


/s/ Timothy J. Connelley
                                    President
                                    (Principal Executive Officer)
Timothy J. Connelley





Sworn to and subscribed before me this22nd day of October, 2002

Mary Louise Wilson
/s/ Mary Louise Wilson



                                     POWER OF ATTORNEY

     Each person whose signature appears below hereby constitutes and appoints the Secretary, Assistant Secretary(ies) of BBH MONEY MARKET PORTFOLIO and each of them, their true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for them and in their names, place and stead, in any and all capacities, to sign any and all documents to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, the Securities Exchange Act of 1934 and the Investment Company Act of 1940, by means of the Securities and Exchange Commission's electronic disclosure system known as EDGAR; and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to sign and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as each of them might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.


SIGNATURES                          TITLE                                 DATE


/s/ Michael D. Martins
                                    Vice President and Treasurer

              (Principal Accounting Officer and Principal Financial
                                     Officer)

Michael D. Martins





Sworn to and subscribed before me this15th day of October, 2002

Maria Batista
/s/ Maria Batista


                                     POWER OF ATTORNEY

     Each person whose signature appears below hereby constitutes and appoints the Secretary, Assistant Secretary(ies) of BBH MONEY MARKET PORTFOLIO and each of them, their true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for them and in their names, place and stead, in any and all capacities, to sign any and all documents to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, the Securities Exchange Act of 1934 and the Investment Company Act of 1940, by means of the Securities and Exchange Commission's electronic disclosure system known as EDGAR; and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to sign and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as each of them might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.


SIGNATURES                          TITLE                                 DATE


/s/ Eugene P. Beard

                                    Trustee                           10/25/02
Eugene P. Beard





Sworn to and subscribed before me this28th day of October, 2002

Madaline P. Kelly
/s/ Madaline P. Kelly


                                     POWER OF ATTORNEY

     Each person whose signature appears below hereby constitutes and appoints the Secretary, Assistant Secretary(ies) of BBH MONEY MARKET PORTFOLIO and each of them, their true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for them and in their names, place and stead, in any and all capacities, to sign any and all documents to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, the Securities Exchange Act of 1934 and the Investment Company Act of 1940, by means of the Securities and Exchange Commission's electronic disclosure system known as EDGAR; and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to sign and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as each of them might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.


SIGNATURES                          TITLE                                 DATE


/s/ Richard L. Carpenter

                                    Trustee                           10/15/02
Richard L. Carpenter





Sworn to and subscribed before me this15th day of October, 2002

D. Crowley
/s/ D. Crowley


                                     POWER OF ATTORNEY

     Each person whose signature appears below hereby constitutes and appoints the Secretary, Assistant Secretary(ies) of BBH MONEY MARKET PORTFOLIO and each of them, their true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for them and in their names, place and stead, in any and all capacities, to sign any and all documents to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, the Securities Exchange Act of 1934 and the Investment Company Act of 1940, by means of the Securities and Exchange Commission's electronic disclosure system known as EDGAR; and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to sign and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as each of them might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.


SIGNATURES                          TITLE                                 DATE


/s/ Clifford A. Clark

                                    Trustee                           10/21/02
Clifford A. Clark





Sworn to and subscribed before me this21st day of October, 2002

Susan M. Bernu
/s/ Susan M. Bernu


                                     POWER OF ATTORNEY

     Each person whose signature appears below hereby constitutes and appoints the Secretary, Assistant Secretary(ies) of BBH MONEY MARKET PORTFOLIO and each of them, their true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for them and in their names, place and stead, in any and all capacities, to sign any and all documents to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, the Securities Exchange Act of 1934 and the Investment Company Act of 1940, by means of the Securities and Exchange Commission's electronic disclosure system known as EDGAR; and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to sign and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as each of them might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.


SIGNATURES                          TITLE                                 DATE


/s/ David P. Feldman

                                    Trustee
David P. Feldman





Sworn to and subscribed before me this22nd day of October, 2002

Jacqueline M. Lilienthal
/s/ Jacqueline M. Lilienthal



                                     POWER OF ATTORNEY

     Each person whose signature appears below hereby constitutes and appoints the Secretary, Assistant Secretary(ies) of BBH MONEY MARKET PORTFOLIO and each of them, their true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for them and in their names, place and stead, in any and all capacities, to sign any and all documents to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, the Securities Exchange Act of 1934 and the Investment Company Act of 1940, by means of the Securities and Exchange Commission's electronic disclosure system known as EDGAR; and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to sign and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as each of them might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.


SIGNATURES                          TITLE                                 DATE


/s/ J. Angus Ivory

                                    Trustee                    17 October 2002
J. Angus Ivory





Sworn to and subscribed before me this17th day of October, 2002

Ruth M. Campbell
/s/ Ruth M. Campbell



                                     POWER OF ATTORNEY

     Each person whose signature appears below hereby constitutes and appoints the Secretary, Assistant Secretary(ies) of BBH MONEY MARKET PORTFOLIO and each of them, their true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for them and in their names, place and stead, in any and all capacities, to sign any and all documents to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, the Securities Exchange Act of 1934 and the Investment Company Act of 1940, by means of the Securities and Exchange Commission's electronic disclosure system known as EDGAR; and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to sign and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as each of them might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.


SIGNATURES                          TITLE                                 DATE


/s/ Alan G. Lowry

                                    Trustee
Alan G. Lowry





Sworn to and subscribed before me this14th day of October, 2002

Darcy Garcia
/s/ Darcy Garcia


                                     POWER OF ATTORNEY

     Each person whose signature appears below hereby constitutes and appoints the Secretary, Assistant Secretary(ies) of BBH MONEY MARKET PORTFOLIO and each of them, their true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for them and in their names, place and stead, in any and all capacities, to sign any and all documents to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, the Securities Exchange Act of 1934 and the Investment Company Act of 1940, by means of the Securities and Exchange Commission's electronic disclosure system known as EDGAR; and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to sign and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as each of them might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.


SIGNATURES                          TITLE                                 DATE


/s/ Arthur D. Miltenberger
                                                              October 14, 2002
                                    Trustee
Arthur D. Miltenberger





Sworn to and subscribed before me this14th day of October, 2002

Debra L. Norris
/s/ Debra L. Norris



                                     POWER OF ATTORNEY

     Each person whose signature appears below hereby constitutes and appoints the Secretary, Assistant Secretary(ies) of BBH MONEY MARKET PORTFOLIO and each of them, their true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for them and in their names, place and stead, in any and all capacities, to sign any and all documents to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, the Securities Exchange Act of 1934 and the Investment Company Act of 1940, by means of the Securities and Exchange Commission's electronic disclosure system known as EDGAR; and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to sign and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as each of them might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.


SIGNATURES                          TITLE                                 DATE


/s/ J.V. Shields, Jr.

                                    Chairman of the Board and Trustee
J.V. Shields, Jr.





Sworn to and subscribed before me this14th day of October, 2002

Keven K. Kamdar
/s/ Keven K. Kamdar